UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreements with Jeffery W. Yabuki

On November 7, 2005, Fiserv, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Jeffery W. Yabuki in connection with his appointment as President and Chief Executive Officer of the Company as described in Item 5.02(c) below. Pursuant to the Employment Agreement, the Company will employ Mr. Yabuki for a term commencing on December 1, 2005 (or such earlier date mutually agreed upon by Mr. Yabuki and the Company), and ending on December 31, 2008, provided that the Employment Agreement will automatically renew for subsequent one year periods unless either party gives 90 days prior written notice. During the term of employment, Mr. Yabuki will serve as the President and Chief Executive Officer and a director of the Company.

Under the Employment Agreement, Mr. Yabuki will be entitled to (i) an annual salary of at least $840,000; (ii) participate in the Company’s Executive Incentive Compensation Plan commencing in 2006 with a target bonus of not less than 100% of his base salary; (iii) a pro rata bonus for the fourth quarter of 2005 equal to $210,000; (iv) receive grants of options, restricted stock and/or other equity and long-term awards under the Company’s long-term incentive compensation program commensurate with awards to the Company’s senior executive officers generally; (v) up to four weeks of vacation; and (vi) participate in the Company’s group medical, dental and vision plans and programs, group life and disability insurance plans, the Company’s 401(k) plan and other employee befits plans and standard benefits as are generally made available to the Company’s senior executives. To assist in Mr. Yabaki’s relocation to the Milwaukee area, the Company will (i) reimburse Mr. Yabuki for travel between Kansas City and Milwaukee until August 31, 2006, (ii) provide an automobile and housing allowance for living in Milwaukee until August 31, 2006, and (iii) reimburse Mr. Yabuki for expenses relating to relocating from Kansas City to Milwaukee.

Under the Employment Agreement, the Company has the right to terminate Mr. Yabuki’s employment at any time. If Mr. Yabuki’s employment is terminated by the Company or the term of the Employment Agreement is not renewed by the Company other than for death, disability or cause (as defined in the Employment Agreement) or Mr. Yabuki terminates his employment for good reason (as defined in the Employment Agreement), Mr. Yabuki shall be entitled to (i) a lump sum payment equal to two times his base salary and target bonus, (ii) full vesting of all equity and long-term grants and awards and (iii) reimbursement by the Company for expenses incurred for payment of COBRA premiums for up to two years following the date of termination. In the event of a change in control of the Company (as defined in the KEESA (as hereinafter defined)), the Employment Agreement provides that if Mr. Yabuki’s employment is terminated by the Company without cause (as defined in the Employment Agreement) or Mr. Yabuki terminates his employment for good reason (as defined in the Employment Agreement) and payments or benefits under the Employment Agreement or any other plan, arrangement or agreement with the Company are “excess parachute payments” for purposes of the Internal Revenue, then the Company will pay Mr. Yabuki the amount necessary to offset the 20% excise tax imposed by the Internal Revenue Code and any additional taxes on this payment.

The Employment Agreement provides that during the term of the Employment Agreement and for twelve months thereafter, Mr. Yabuki will not engage in certain activities that are competitive with the Company and its affiliates and that Mr. Yabuki is subject to certain confidentiality provisions. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the Employment Agreement and on the commencement of Mr. Yabuki’s employment, the Company will grant Mr. Yabuki 145,000 stock options that vest ratably over a five year period, 225,000 stock options that will vest ratably over a three year period and 52,849 shares of restricted stock that will vest on the third anniversary of his commencement of employment. The foregoing description of these equity grants is qualified in its entirety by reference to the full text of the Employee Non-Qualified Stock Option Agreements and Employee Restricted Stock Agreement, copies of which are filed herewith as Exhibits 10.2, 10.3 and 10.4 and are incorporated herein by reference.

In addition, on November 7, 2005, the Company entered into a Key Executive Employment and Severance Agreement (“KEESA”) with Mr. Yabuki. The KEESA provides that Mr. Yabuki is entitled to benefits if, within three years after a change in control of the Company (as defined in the KEESA), Mr. Yabuki’s employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the KEESA) or (ii) termination by Mr. Yabuki for good reason (as defined in the KEESA). The benefits provided are (i) a cash termination payment of two times the sum of Mr. Yabuki’s annual salary and, if Mr. Yabuki has been employed by the Company for three or more years, his highest annual bonus during the three years before the change in control or the greater of his annual salary at the time of the change in control or the highest annual bonus during the two years before the change in control and (ii) continuation for up to three years of life, disability, hospitalization, medical and dental insurance coverage as in effect at the termination. The KEESA provides that if any portion of the benefits under the KEESA or any other agreement for Mr. Yabuki would constitute an “excess parachute payment” for purposes of the Internal Revenue Code, then Mr. Yabuki will have the option either to receive the total payments and pay the 20% excise tax imposed by the Internal Revenue Code or to have the total payments reduced such that Mr. Yabuki will not be required to pay the excise tax; provided that if Mr. Yabuki is terminated by the Company other than for death, disability or cause or Mr. Yabuki terminates for good reason, then Mr. Yabuki will be entitled to an excise tax gross-up payment pursuant to the Employment Agreement. The Employment Agreement and KEESA provide that if benefits provided under the two agreements are duplicative, then the Executive will receive only the most favorable benefits under the Employment Agreement and the KEESA. The foregoing description of the KEESA is qualified in its entirety by reference to the full text of the KEESA, a copy of which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Agreement with Leslie M. Muma

On November 7, 2005, the Company entered into a Retention Agreement (the “Retention Agreement”) with Leslie M. Muma in connection with his retirement as President and Chief Executive Officer of the Company as described in Item 5.02(b) below. Pursuant to the Retention Agreement, the Company will employ Mr. Muma as a consultant to the President and Chief Executive Officer of the Company and the Company until June 30, 2006. Under the Retention Agreement, Mr. Muma will be entitled to (i) salary and bonus (pro rata for partial years) at current or equivalent formula rates; (ii) long-term incentive compensation on the same or equivalent basis as long-term incentive compensation has been made to date; and (iii) participation in employee benefit, welfare, retirement and other fringe benefit plans in effect for senior executives of the Company generally. Under the Retention Agreement, the Company has the right to terminate Mr. Muma’s employment at any time. If the Company terminates Mr. Muma’s employment other than for death, disability or cause (as defined in the Retention Agreement) or if Mr. Muma terminates his employment in the event of a material breach by the Company of the Retention Agreement, then Mr. Muma will be entitled to receive as severance the amount of salary and bonus payable to Mr. Muma as if he were employed throughout the term of the Retention Agreement. The Retention Agreement provides that during the term of the Retention Agreement and for two years thereafter Mr. Muma will not engage in certain activities that are competitive with the Company and its affiliates and that Mr. Muma is subject to the Company’s standard confidentiality provisions generally applicable to employees. The foregoing description of the Retention Agreement is qualified in its entirety by reference to the full text of the Retention Agreement, a copy of which is filed herewith as Exhibit 10.6 and is incorporated herein by reference.

Agreement with Norman J. Balthasar

On November 7, 2005, the Company entered into a Retention Agreement (the “Retention Agreement”) with Norman J. Balthasar in connection with his retirement as Senior Executive Vice President and Chief Operating Officer of the Company as described in Item 5.02(b) below. Pursuant to the Retention Agreement, the Company will employ Mr. Balthasar as either Chief Operating Officer of the Company or as an advisor to the Chief Executive Officer of the Company until June 30, 2008. Under the Retention Agreement, Mr. Balthasar will be entitled to (i) salary and bonus (pro rata for partial years) at current or equivalent formula rates; (ii) long-term incentive compensation on the same or equivalent basis as long-term incentive compensation has been made to date or, if Mr. Balthasar no longer serves as Chief Operating Officer, a replacement long-term incentive plan recommended by the Chief Executive Officer of the Company; and (iii) participation in employee benefit, welfare, retirement and other fringe benefit plans in effect for senior executives of the Company generally. Under the Retention Agreement, the Company has the right to terminate Mr. Balthasar’s employment at any time. If the Company terminates Mr. Balthasar’s employment other than for death, disability or cause (as defined in the Retention Agreement) or if Mr. Balthasar terminates his employment in the event of a material breach by the Company of the Retention Agreement or for good reason (as defined in the Retention Agreement), then Mr. Balthasar will be entitled to receive as severance the amount of salary and bonus payable to Mr. Balthasar as if he were employed throughout the term of the Retention Agreement. The Retention Agreement provides that during the term of the Retention Agreement and for two years thereafter, Mr. Balthasar will not engage in certain activities that are competitive with the Company and its affiliates and that Mr. Balthasar is subject to the Company’s standard confidentiality provisions generally applicable to employees. The foregoing description of the Retention Agreement is qualified in its entirety by reference to the full text of the Retention Agreement, a copy of which is filed herewith as Exhibit 10.7 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) On November 7, 2005, Leslie M. Muma notified the Company that he will retire as President and Chief Executive Officer of the Company, effective December 1, 2005 (or such earlier date as Mr. Yabuki and the Company agree upon for the commencement of Mr. Yabuki’s employment by the Company). Mr. Muma will continue as a director of the Company until the Company’s 2006 annual meeting of shareholders.

On November 7, 2005, Kenneth R. Jensen notified the Company he intends to retire as Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary and resign as a director of the Company, effective in approximately nine months.

Pursuant to his Retention Agreement with the Company described in Item 1.01 above, Norman J. Balthasar, the Senior Executive Vice President and Chief Operating Officer of the Company, will retire effective no later than June 30, 2008.

(c)-(d) On November 7, 2005, the Company’s Board of Directors appointed Jeffery W. Yabuki as President and Chief Executive Officer and a director of the Company, effective December 1, 2005 (or such earlier date mutually agreed upon by Mr. Yabuki and the Company). Mr. Yabuki is 45 years of age and most recently served as the Executive Vice President and Chief Operating Officer of H&R Block, Inc., having served as Chief Operating Officer since April 2002 and Executive Vice President since October 2000. Mr. Yabuki served as President of H&R Block International from September 1999 until October 2000. Mr. Yabuki also serves as a director of MBIA Inc. and PetSmart, Inc. There are no family relationships between Mr. Yabuki and any director or executive officer of the Company. The Board of Directors did not, and does not expect to, name Mr. Yabuki to any Board committees. In connection with such appointment, the Company entered into the agreements with Mr. Yabuki described in Item 1.01 above.

A copy of the press release announcing these changes in executive officers and directors of the Company is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Employment Agreement, dated November 7, 2005, between the Company and Jeffery W. Yabuki.

(10.2)	Employee Non-Qualified Stock Option Agreement, between the Company and Jeffery W. Yabuki.

(10.3)	Employee Non-Qualified Stock Option Agreement, between the Company and Jeffery W. Yabuki.

(10.4)	Employee Restricted Stock Agreement, between the Company and Jeffery W. Yabuki.

(10.5)	Key Executive Employment and Severance Agreement, dated November 7, 2005, between the Company and Jeffery W. Yabuki.

(10.6)	Retention Agreement, dated November 7, 2005, between the Company and Leslie M. Muma.

(10.7)	Retention Agreement, dated November 7, 2005, between the Company and Norman J. Balthasar.

(99)	Press Release of Fiserv, Inc., dated November 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: November 7, 2005	By:	/s/ Kenneth R. Jensen
Kenneth R. Jensen
Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

FISERV, INC.

Exhibit Index to Current Report on Form 8-K

Dated November 7, 2005

Exhibit Number

(10.1)	Employment Agreement, dated November 7, 2005, between the Company and Jeffery W. Yabuki.

(10.2)	Employee Non-Qualified Stock Option Agreement, between the Company and Jeffery W. Yabuki.

(10.3)	Employee Non-Qualified Stock Option Agreement, between the Company and Jeffery W. Yabuki.

(10.4)	Employee Restricted Stock Agreement, between the Company and Jeffery W. Yabuki.

(10.5)	Key Executive Employment and Severance Agreement, dated November 7, 2005, between the Company and Jeffery W. Yabuki.

(10.6)	Retention Agreement, dated November 7, 2005, between the Company and Leslie M. Muma.

(10.7)	Retention Agreement, dated November 7, 2005, between the Company and Norman J. Balthasar.

(99)	Press Release of Fiserv, Inc., dated November 7, 2005.